SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement.

☐ Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐ Definitive Proxy Statement.

☒ Definitive Additional Materials.

☐ Soliciting Material Pursuant to Sec. 240.14a-12.

OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment	Of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

IMPORTANT NOTICE

REGARDING YOUR INVESTMENT

OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

6803 South Tucson Way, Centennial, Colorado 80112

January 22, 2016

Dear Shareholder:

The Board of Oppenheimer International Small-Mid Company Fund has sent you a Notice of Special Meeting to ask for your vote on an important proposal affecting your Fund. The Special Meeting is scheduled to be held on February 12, 2016 at the Fund’s offices at 6803 South Tucson Way, Centennial, Colorado 80112 at 1:00 PM Mountain Time.

Detailed information about the Special Meeting and the proposal can be found in the proxy statement. To simplify matters we have included another copy of the proxy card for your review and convenience. Should you have any questions regarding the proposal or to vote your shares, please call 1 (866) 796-7172.

The Fund’s records indicate that you have NOT voteD. please take a moment now to cast your vote so that your shares may be represented at the Special Meeting.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at proxyonline.com using your proxy voting number found on the enclosed proxy card
3. PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line
4. LIVE with a live operator when you call toll-free (866) 796-7172 Monday through Friday 9 a.m. to 10 p.m. Eastern time

Thank you in advance for your participation.

IMPORTANT NOTICE

REGARDING YOUR INVESTMENT

OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

6803 South Tucson Way, Centennial, Colorado 80112

January 22, 2016

Dear Shareholder:

The Board of Oppenheimer International Small-Mid Company Fund has sent you a Notice of Special Meeting to ask for your vote on an important proposal affecting your Fund. The Special Meeting is scheduled to be held on February 12, 2016 at the Fund’s offices at 6803 South Tucson Way, Centennial, Colorado 80112 at 1:00 PM Mountain Time.

Detailed information about the Special Meeting and the proposal can be found in the proxy statement. To simplify matters we have included another copy of the proxy card for your review and convenience. Should you have any questions regarding the proposal, please call 1 (866) 796-7172 Extension 10298.

The Fund’s records indicate that you have NOT voteD. please take a moment now to cast your vote so that your shares may be represented at the Special Meeting.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at the website indicated on the enclosed voting form and follow the online instructions
3. PHONE dial toll-free indicated on the enclosed voting form and follow the voice prompts

Thank you in advance for your participation.

IMPORTANT NOTICE

REGARDING YOUR INVESTMENT

OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

6803 South Tucson Way, Centennial, Colorado 80112

January 22, 2016

Dear Shareholder:

The Board of Oppenheimer International Small-Mid Company Fund has sent you a Notice of Special Meeting to ask for your vote on an important proposal affecting your Fund. The Special Meeting is scheduled to be held on February 12, 2016 at the Fund’s offices at 6803 South Tucson Way, Centennial, Colorado 80112 at 1:00 PM Mountain Time.

Detailed information about the Special Meeting and the proposal can be found in the proxy statement. To simplify matters we have included another copy of the proxy card for your review and convenience. Should you have any questions regarding the proposal or to vote your shares, please call 1 (866) 796-7172.

The Fund’s records indicate that you have NOT voteD. please take a moment now to cast your vote so that your shares may be represented at the Special Meeting.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at the website indicated on the enclosed voting form and follow the online instructions
3. PHONE dial toll-free indicated on the enclosed voting form and follow the voice prompts
4. LIVE with a live operator when you call toll-free (866) 796-7172 Monday through Friday 9 a.m. to 10 p.m. Eastern time

Thank you in advance for your participation.